UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 9, 2024

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
A.S. Cooper Building, 4th Floor, 26 Reid Street
Hamilton, Bermuda                                            HM 11
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 9, 2024, Enstar Group Limited (the “Company”) and certain of its subsidiaries entered into (1) Amendment No. 1 to Amended and Restated Revolving Credit Agreement, by and among the Company and certain of its subsidiaries, as borrowers and guarantors, National Australia Bank Limited (“NAB”), as administrative agent, and the lenders party thereto and (2) Amendment No. 1 to Amended and Restated Letter of Credit Facility Agreement, by and among the Company and certain of its subsidiaries, as guarantors, its wholly-owned subsidiary, Cavello Bay Reinsurance Limited, as borrower, NAB, as administrative agent and several L/C issuing bank, and the lenders party thereto (together, the “Amendments”).
The Amendments were made in connection with the Company’s entry into that certain Agreement and Plan of Merger (the “Merger Agreement”) with Elk Bidco Limited (“Parent”) and the other parties thereto, dated as of July 29, 2024, as disclosed on the Company’s Current Report on Form 8-K filed on the same date. Pursuant to the Merger Agreement, the Company, certain wholly owned subsidiaries of the Company and a wholly owned subsidiary of Parent intend to effect a series of mergers, with the Company surviving such mergers as a wholly owned subsidiary of Parent (the “Transaction”).
The Amendments make certain changes to the respective underlying debt agreements that will take effect immediately prior to the consummation of the Transaction, including:
(1) revising the definition of “Change of Control,” amending or adding certain other definitions and amending certain covenants to accommodate the consummation of the Transaction and the Company’s post-Transaction ownership structure;
(2) modifying the financial covenants to test compliance on the last day of each fiscal quarter and resetting the calculation of the minimum consolidated net worth covenant such that (x) the $4.3 billion floor amount will be replaced with an amount equal to the greater of (a) $3 billion and (b) an amount equal to the product of (i) 70% times (ii) an amount equal to (A) the consolidated net worth of the Company immediately after the Transaction less (B) $500 million and (y) the portion of net income available for distribution to common shareholders and proceeds from common share issuances that are added to the minimum consolidated net worth covenant will be measured from the first fiscal quarter-end date that occurs after the consummation of the Transaction rather than June 30, 2022; and
(3) adding a customary right to cure breaches of financial covenants, subject to certain limitations, including on the number of times and frequency with which such cure right may be exercised during the term of the applicable debt agreements.
The Amendments also serve as a consent from each lender party to such Amendments to the consummation of the Transaction and a waiver of certain cross-defaults under certain of the Company’s bilateral debt agreements that may otherwise result from the consummation of the Transaction.
Certain of the lenders and other parties to the Amendments, and their affiliates, have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to the Company and its subsidiaries. Such lenders and other parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries for such services.
The foregoing description of the Amendments is qualified by reference to the full text of the Amendments filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference. For a complete description of the material terms of the credit agreements, please refer to Item 1.01 of the Company’s Report on Form 8-K filed on June 1, 2023, and Item 1.01 of the Company’s Current Report on Form 8-K filed on August 2, 2023.
Forward-Looking Statements
This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. These statements include statements regarding the intent, belief or current expectations of the Company and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including those related to the satisfaction of any post-closing regulatory requirements.
Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, in addition to those identified above, include: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xviii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.
These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the preliminary proxy statement (File no. 001-33289) that was filed with the SEC in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, or to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.
Important Information for Investors and Shareholders
This communication is being made in connection with the proposed transaction involving the Company, Parent and the other parties thereto. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) relevant materials, including a proxy statement on Schedule 14A. On September 4, 2024, the Company filed the preliminary proxy statement (File no. 001-33289). The Company and affiliates of the Company have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The definitive proxy statement (if and when available) will be mailed to shareholders of the Company. This communication is not a substitute for the proxy statement, Schedule 13E-3 or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.
BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.
Shareholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). In addition, the Company’s shareholders will be able to obtain, free of charge, copies of such documents filed by the Company on the Company’s website (https://investor.enstargroup.com/). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to Investor Relations at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda.
Participants in Solicitation
The Company, its respective directors and certain of its executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Exchange Act) in the solicitation of proxies from shareholders of the Company with respect to the potential transaction. Information about the identity of the Company’s directors is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 26, 2024 (the “2024 Proxy”) (and available here). Information about the compensation of the Company’s directors is set forth in the section entitled “Director Compensation” starting on page 39 of the 2024 Proxy (and available here) and information about the compensation of the Company’s executive officers is set forth in the section entitled “Executive Compensation” staring on page 43 of the 2024 Proxy (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act) are disclosed in the section entitled “Certain Relations and Related Party Transactions” starting on page 101 of the 2024 Proxy (and available here). Information about interests of the directors and officers of the Company in the potential transaction are described on page 84 of the preliminary proxy statement (and available here). Information about the beneficial ownership of the Company securities by the Company’s directors and named executive officers is included on page 150 of the preliminary proxy statement (and available here). Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, may be included in the definitive proxy statement relating to the potential transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://investor.enstargroup.com/.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Revolving Credit Agreement, by and among Enstar Group Limited and certain of its subsidiaries, National Australia Bank Limited and each of the lenders party thereto.

10.2	Amendment No. 1 to Amended and Restated Letter of Credit Facility Agreement, by and among Enstar Group Limited and certain of its subsidiaries, Cavello Bay Reinsurance Limited, National Australia Bank Limited and each of the lenders party thereto.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL

104	Cover page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

September 13, 2024	By:	/s/ Audrey B. Taranto
Audrey B. Taranto
General Counsel and Corporate Secretary